UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 10, 2007

WESTERN SIZZLIN CORPORATION
(Exact Name of Registrant As Specified In Its Charter)

Delaware
State or Other Jurisdiction of Incorporation

0-25366	86-0723400
(Commission	(IRS Employer
File No.)	Identification Number)

1338 Plantation Road
Roanoke, Virginia        24012
(Address of Principal Executive Offices) (Zip Code)

(540) 345-3195
(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

Form 8-K

Item 8.0 1              Other Events.

On February 10, 2007, the Company received a letter from Sardar Biglari, Chairman of the Board of Directors, stating his desire not to receive future annual stock option grants under the 2004 Non-Employee Directors’ Stock Option Plan and requesting that the Company cancel all stock options previously granted to him.  The Company intends to honor these requests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: February 14, 2007	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer